EXHIBIT 32.2

Certification of Chief Financial Officer Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Verigy Ltd. (the “Company”) for the period ended January 31, 2009 filed with the Securities and Exchange Commission (the “Report”), I, Robert J. Nikl, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Date: March 6, 2009	/S/ ROBERT J. NIKL
Robert J. Nikl
Vice President and Chief Financial Officer